COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT       HIGH YIELD VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT                MONEY MARKET VARIABLE ACCOUNT


          Supplement to the Current Statement of Additional Information

Effective  immediately,  the first and second  paragraphs  under  "Disclosure of
Portfolio   Holdings"  in  the  Statement  of  Additional   Information  of  the
above-referenced accounts are restated as follows:

The Accounts have established a policy governing the disclosure of an Account's portfolio holdings which is designed to protect the confidentiality of the Account's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Accounts' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Accounts exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Accounts' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Accounts, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Accounts.

Effective immediately, after the last paragraph under the caption "Annuity Provisions" in the Statement of Additional Information of the above-referenced Accounts, the following is added:


                        DETERMINATION OF NET ASSET VALUE

The value of each Variable Account's assets is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time").

Money Market Variable Account
Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Other Variable Accounts

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day,
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equity  securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

Swaps are generally valued on the basis of quotations from brokers and dealers.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

                The date of this supplement is January 31, 2006.